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                                                                       EXHIBIT n


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form N-2 of our report dated May 23, 2002, relating to the financial statements of AIM Select Real Estate Income Fund, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
Houston, Texas
July 22, 2002